Exhibit 99.2

JOINT FILER INFORMATION



NAME:             Norimet Limited

ADDRESS:          Cassini House, 6th Floor
                  57 St. James Street
                  London SW1A 1LD
                  ENGLAND

DESIGNATED FILER:  Norimet Limited

ISSUER AND TICKER SYMBOL:  Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT:  June 23, 2003

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE: Norimet Limited


/s/ Peter Holodny
-----------------------------------------------------
By: Peter Holodny
Title: President


Dated:   8/26/03
        ---------------------------------------------

JOINT FILER INFORMATION



NAME:             NN Metal Holdings SA

ADDRESS:          14a, rue des Bains
                  L-1212
                  LUXEMBOURG

DESIGNATED FILER:  Norimet Limited

ISSUER AND TICKER SYMBOL:  Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT:  June 23, 2003

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE: NN Metal Holdings SA


/s/ Siegfried Pasqual
-----------------------------------------------------
By: Siegfried Pasqual
Title: Chief Executive Officer


Dated:   8/25/03
        ---------------------------------------------

JOINT FILER INFORMATION



NAME:             Norilsk Holding SA

ADDRESS:          50, rue du Rhone 1204
                  Geneve
                  SWITZERLAND

DESIGNATED FILER:  Norimet Limited

ISSUER AND TICKER SYMBOL:  Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT:  June 23, 2003

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE: Norilsk Holding SA


/s/ Siegfried Pasqual
-----------------------------------------------------
By: Siegfried Pasqual
Title: Chief Executive Officer


Dated:   8/25/03
        ---------------------------------------------

JOINT FILER INFORMATION



NAME:             MMC Norilsk Nickel

ADDRESS:          Voznesensky pereulok
                  22 Usadba Center
                  Moscow 103009
                  RUSSIA

DESIGNATED FILER:  Norimet Limited

ISSUER AND TICKER SYMBOL:  Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT:  June 23, 2003

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE: MMC Norilsk Nickel


/s/ Mikhail D. Prokhorov
-----------------------------------------------------
By: Mikhail D. Prokhorov
Title: General Director


Dated:   9/3/03
        ---------------------------------------------

JOINT FILER INFORMATION



NAME:             Vladimir O. Potanin

ADDRESS:          9, Bolshaya Yakimanka Street
                  Moscow 119180
                  RUSSIA

DESIGNATED FILER:  Norimet Limited

ISSUER AND TICKER SYMBOL:  Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT:  June 23, 2003

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE: Vladimir O. Potanin


/s/ Vladimir O. Potanin
-----------------------------------------------------
By:  Vladimir O. Potanin


Dated:   9/3/03
        ---------------------------------------------

JOINT FILER INFORMATION



NAME:             Mikhail D. Prokhorov

ADDRESS:          Voznesensky pereulok
                  22 Usadba Center
                  Moscow 103009
                  RUSSIA

DESIGNATED FILER:  Norimet Limited

ISSUER AND TICKER SYMBOL:  Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT:  June 23, 2003

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner



SIGNATURE: Mikhail D. Prokhorov


/s/ Mikhail D. Prokhorov
-----------------------------------------------------
By:  Mikhail D. Prokhorov


Dated:   9/3/03
        ---------------------------------------------